Statement of Additional Information (SAI) Supplement American Century Growth Funds, Inc.
Supplement dated June 21, 2024 ■ Statement of Additional Information dated December 1, 2023
Michael Li, Vice President and Senior Portfolio Manager, will no longer serve as portfolio manager for Focused Dynamic Growth effective September 15, 2024.

The changes below will be effective as of July 1, 2024.

The following entries are added in the Accounts Managed table on page 30 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
John Rabroker[1]	Number of Accounts	2	2	1
	Assets	$2.0 billion[2]	$282.0 million	$851.0 thousand
1 Information provided as of June 18, 2024.
2 Includes $1.8 billion in Focused Dynamic Growth.

The following entries are added in the Ownership of Securities table on page 32 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Focused Dynamic Growth
John Rabroker[1]	A
1 Information provided as of June 18, 2024.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000;
F – $500,001-$1,000,000; G – More than $1,000,000.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-98474 2406